EXHIBIT 10.2

                            AMENDMENT NUMBER FOUR TO
                       SECURED CONVERTIBLE PROMISSORY NOTE


         THIS AMENDMENT NUMBER FOUR TO SECURED CONVERTIBLE PROMISSORY NOTE (this "AMENDMENT") is made and entered into as of the 30th day of March, 2004, by and between BRILLIANT DIGITAL ENTERTAINMENT, INC., a Delaware corporation (the "BORROWER"), and _______________ ("HOLDER").

                                    RECITALS

         A. The Company has issued in favor of Holder a Secured Convertible Promissory Note, dated as of May 23, 2001, in the original principal amount of $_______, which note has been amended by that certain Amendment No. One to Secured Convertible Promissory Note, dated as of December 19, 2001, by that certain Amendment No. Two to Secured Convertible Promissory Note, dated as of October 4, 2002 and by that certain Amendment Number Three to Secured Promissory Note dated as of December 31, 2003 (as amended, the "CONVERTIBLE NOTE").

         B. The Parties are delivering this Amendment pursuant to that certain Letter Agreement, dated as of March 30, 2004.

         C. The Company and Borrower each desire to further amend the Convertible Note to change the Maturity Date as provided herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Holder hereby agree as follows:

         1. DEFINITIONS. Capitalized terms used herein and not defined herein shall have the meanings given such terms in the Convertible Note.

         2. MATURITY DATE. The Convertible Note is hereby amended to change the definition of "Maturity Date" therein to mean September 26, 2004.

         3. EVENT OF DEFAULT. The Convertible Note is hereby amended to add the following as an "Event of Default" thereunder:

                  (a) "The failure to pay by Borrower or any of its subsidiaries (taken as a whole), any principal, interest, premium, or other amount payable to any party other than Sharman Networks Limited or Europlay Capital Advisors, LLC, with respect to any item of indebtedness aggregating One Hundred Thousand Dollars ($100,000) or which would allow for the acceleration or the right to accelerate such indebtedness, which would permit the holder of such indebtedness to cause maturity to occur or which would allow for the commencement or the right to commence remedies with respect thereto." and


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                  (b) "The failure to pay by Borrower or any of its subsidiaries
(taken as a whole), after written demand therefor, any principal, interest, premium, or other amount payable to Sharman Networks Limited or Europlay Capital Advisors, LLC, with respect to any item of indebtedness aggregating One Hundred Thousand Dollars ($100,000) or which would allow for the acceleration or the right to accelerate such indebtedness, which would permit the holder of such
indebtedness   to  cause  maturity  to  occur  or  which  would  allow  for  the commencement or the right to commence remedies with respect thereto; PROVIDED, HOWEVER, that, without the prior written consent of the Agent, Borrower shall not amend the terms of any such indebtedness until the Convertible Note has been paid in full."

         4. MISCELLANEOUS. Except as expressly set forth in this Amendment, all of the terms of the Convertible Note shall remain in full force and effect. All references in the Convertible Note to "Convertible Note", "hereunder", "hereof", or words of like import referring to the Convertible Note shall mean and be a reference to the Convertible Note as and to the extent it is amended by this Amendment. All references to the Convertible Note in the Note and Warrant Purchase Agreement, the Security and Pledge Agreement and the Guaranty executed as of May 23, 2001 in connection with the Convertible Note, and in the Investors Rights Agreement executed as of December 19, 2001, shall mean and be a reference to the Convertible Note as and to the extent it is amended by this Amendment.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment, or have caused this Amendment to be executed by their duly authorized officers, as of the day and year first above written.

                                   BRILLIANT DIGITAL ENTERTAINMENT, INC.,
                                   a Delaware corporation

                                   By:
                                          --------------------------------------
                                          Tyler Tarr
                                   Title: Chief Financial Officer

                                   [NAME OF HOLDER]

                                   By:
                                          --------------------------------------

                                   Title:
                                          --------------------------------------


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